UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 24, 2020

Anika Therapeutics
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32 Wiggins Avenue, Bedford, Massachusetts 01730
(Address of Principal Executive Offices) (Zip Code)

(781) 457-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 24, 2020 (the “Closing Date”), Anika Therapeutics, Inc. (the “Company”) completed the acquisition of Parcus Medical, LLC, a Wisconsin limited liability company (“Parcus”) pursuant to the terms of the Agreement and Plan of Merger, dated as of January 4, 2020 (the “Parcus Merger Agreement”), by and among the Company, Parcus, Sunshine Merger Sub LLC, a Wisconsin limited liability company and a wholly-owned subsidiary of the Company (“Parcus Merger Sub”) and Philip Mundy, an individual, solely in his capacity as the representative, agent and attorney-in-fact of the Equityholders (as defined in the Parcus Merger Agreement).

At the closing of the merger of Parcus Merger Sub with and into Parcus, with Parcus continuing as the surviving company and a wholly-owned subsidiary of the Company (the “Parcus Merger”) (the “Effective Time”), the Company paid Parcus $35,000,000 in cash, subject to adjustments for cash, indebtedness, working capital and transaction expenses of Parcus as of the Effective Time. The Parcus Merger Agreement also provides for certain potential earn-out payments of up to an aggregate amount of $60,000,000 if certain financial targets are achieved in 2020, 2021 and 2022, payable in cash.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2020 and is incorporated by reference herein.

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, concerning, but not limited to, the acquisition of Parcus and the effects of the Parcus Merger. The SEC encourages companies to disclose forward-looking statements so that investors can better understand a company’s future prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as "will," "likely," "may," "believe," "expect," "anticipate," "intend," "seek," "designed," "develop," "would," "future," "can," "could," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. All statements other than statements of historical facts included in this Current Report regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) failure to realize the anticipated benefits of the acquisitions, (ii) unexpected expenditures or assumed liabilities that may be incurred as a result of the acquisitions, (iii) loss of key employees or customers following the acquisitions, (iv) unanticipated difficulties in conforming business practices, including accounting policies, procedures, internal controls, and financial records of Parcus with the Company, (v) inability to accurately forecast the performance of Parcus resulting in unforeseen adverse effects on the Company’s operating results, (vi) failure to satisfy the conditions to the completion of the acquisitions on the anticipated schedule, or at all, and (vii) synergies between Parcus and the Company being estimates which may be materially different from actual results.

Please refer to the factors set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC, as may be amended or supplemented in subsequently filed Quarterly Reports on Form 10-Q for important factors that we believe could cause actual results to differ materially from those in our forward-looking statements. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Item 8.01. Other Events.

On January 24, 2020, the Company issued a press release announcing the completion of the Parcus Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 8.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file any financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company intends to file any financial statements required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description

2.2	Agreement and Plan of Merger, dated January 4, 2020, by and between Anika Therapeutics, Inc., Parcus Medical, LLC, Sunshine Merger Sub, LLC and Philip Mundy (filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed on January 7, 2020, and incorporated herein by reference).

99.1	Press Release dated January 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics

Date: January 24, 2020	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer